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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  March 14, 2000


                                Onvia.com, Inc.
             (Exact name of registrant as specified in its charter)

                                   000-29609
                            (Commission File Number)

          Delaware                                       91-1859172
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
       incorporation)


                         1000 Dexter Avenue, Suite 400
                           Seattle, Washington  98109
            (Address of principal executive offices, with zip code)

                                 (206) 282-5170
              (Registrant's telephone number, including area code)
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Item 5.  Other Events.

     On March 14, 2000, Onvia.com, Inc., a Delaware corporation, sold 2,666,666 shares of its Common Stock to Internet Capital Group, Inc. in a private placement transaction at a price of $21.00 per share raising gross proceeds of $55,999,986.00. The issuance was conditioned upon the completion of Onvia.com's initial public offering and clearance of the transaction under the Hart Scott Rodino Antitrust Improvements Act of 1976. A copy of Onvia.com's press release announcing this transaction is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.

     (c) Exhibits.   99.1    Press Release dated March 21, 2000.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Onvia.com, Inc.



Date:  March 23, 2000                  By: /s/ Mark T. Calvert
                                           -------------------
                                           Mark T. Calvert
                                           Vice President and Chief Financial
                                           Officer

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                               INDEX TO EXHIBITS


 Exhibit
 Number
---------
  99.1     Press Release dated March 21, 2000.

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